UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 10, 2005
                                                ______________________________



                   Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



          Federal                    000-51117                    86-1127166
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



624 Market Street, Shreveport, Louisiana                            71101
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code   (318) 222-1145
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry Into a Material Definitive Agreement
          ------------------------------------------

     On August 10, 2005, the shareholders of Home Federal Bancorp, Inc. of Louisiana ("Home Federal") approved the Home Federal Bancorp, Inc. of Louisiana 2005 Stock Option Plan (the "Stock Option Plan"). Pursuant to the terms of the Stock Option Plan, options to acquire up to 174,389 shares of Home Federal common stock may be granted to employees and non-employee directors of Home Federal and employees and non-employee directors of its wholly owned subsidiary, Home Federal Savings and Loan Association.

     Also, on August 10, 2005, the shareholders of Home Federal approved the Home Federal Bancorp, Inc. of Louisiana 2005 Recognition and Retention Plan and Trust Agreement (the "RRP"). Pursuant to the terms of the RRP, awards of up to 69,756 shares of Home Federal common stock may be granted to employees and non-employee directors of Home Federal and employees and non-employee directors of Home Federal Savings and Loan Association.

     For additional information, reference is made to the Stock Option Plan and the RRP which were included as Appendix A and Appendix B, respectively, to the Home Federal proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 29, 2005 (File No. 000-51117) and which are incorporated herein by reference thereto.


Item 8.01 Other Events
          ------------

     On August 10, 2005, Home Federal issued a press release announcing the results of its Special Meeting of Shareholders and its intention to commence stock repurchases to fund the RRP.

     For additional information, reference is made to Home Federal's press release dated August 10, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


          Exhibit No.   Description
          -----------   ----------------------------------------------
          10.1          Home Federal Bancorp, Inc. of Louisiana 2005
                         Stock Option Plan*
          10.2          Home Federal Bancorp, Inc. of Louisiana 2005
                         Recognition and Retention Plan and Trust
                         Agreement*
          99.1          Press Release, dated August 10, 2005

          ________________
          *Incorporated herein by reference to Home Federal's Schedule 14A filed with the Securities and Exchange Commission on June 29, 2005 (File No. 000-51117).

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOME FEDERAL BANCORP, INC. OF LOUISIANA



                              By:  /s/ Clyde D. Patterson
                                   --------------------------------------
                                   Name:   Clyde D. Patterson
                                   Title:  Executive Vice President
Date: August 11, 2005










































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                              Exhibit Index

      Exhibit No.      Description
      -------------    ----------------------------------------------

      10.1             Home Federal Bancorp, Inc. of Louisiana 2005 Stock
                        Option Plan*
      10.2             Home Federal Bancorp, Inc. of Louisiana 2005 Recognition
                        and Retention Plan and Trust Agreement*
      99.1            Press Release, dated August 10, 2005

      _______________
      *Incorporated herein by reference to Home Federal's Schedule 14A filed with the Securities and Exchange Commission on June 29, 2005
       (File No. 000-51117).